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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 22, 2003
                                                         ----------------


                                PULTE HOMES, INC.
             (Exact name of registrant as specified in its Chapter)


          MICHIGAN                      1-9804                  38-2766606
-----------------------------          ------------         -------------------
(STATE OR OTHER JURISDICTION           (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)



  100 BLOOMFIELD HILLS PARKWAY, SUITE 300, BLOOMFIELD HILLS, MICHIGAN   48304
  (Address of principal executive offices)                            (Zip Code)


        Registrant's telephone number, including area code (248) 647-2750
                                                           ---------------


                 -----------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 22, 2003, Pulte Homes, Inc. issued a press release announcing earnings for the three and nine months ended September 30, 2003. A copy of the press release is furnished with this Current Report on Form 8-K following the signature page and is incorporated in this Item 12 by reference. The information in this Current Report on Form 8-K and the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PULTE HOMES, INC.


Date:
October 23, 2003                     By:   /s/ John R. Stoller
                                         ---------------------------------------
                                           Name:  John R. Stoller
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary

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                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION
-----------         -----------

   99.1             Third quarter earnings press release dated October 22, 2003.


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